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                                                                    EXHIBIT 10.6

                          LICENSE REVOCATION AGREEMENT

THIS AGREEMENT, dated as of November 2, 1998, is between Paracelsian Inc.
     (hereinafter "PARACELSIAN"), a Delaware corporation having a principal place of business at the Cornell Technology Park in Ithaca, New York and The Dow Chemical Corporation (hereinafter "DOW"), a Delaware corporation having a principal place of business in Midland Michigan. PARACELSIAN and DOW are referred to individually as "Party" and collectively as "Parties." The parties agree as follows:

                                   1. RECITALS

1.1 In THE LICENSE between the Parties, dated January 19, 1995, DOW secured, for itself and its AFFILIATES (as defined in THE LICENSE), both a nonexclusive license to evaluate and practice PROPRIETARY INFORMATION (defined as in THE LICENSE), and Patent Applications and an exclusive option to acquire a worldwide, exclusive license, including a right to sublicense thereunder, to practice all aspects of PROPRIETARY INFORMATION related to environmental bioassay apparatus and testing, except for blood and blood component bioassays for indoor air and water quality applications for homes and office buildings under any claims of patents resulting from Patent Rights.

                                 2. DEFINITIONS

The  following definitions apply throughout this Agreement:

2.1 All terms in this agreement are, unless otherwise specifically noted, are used in accordance with the definitions provided in the in the agreement between the Parties dated January 19, 1995 (hereinafter "THE LICENSE").

                          3. MODIFICATION OF A LICENSE

This agreement modifies the entirety of THE LICENSE agreement reached between the parties dated January 19, 1995 as follows:

3.1 The Parties herein agree to a termination of any and all license, sublicense, or option provisions concerning the PROPRIETARY INFORMATION, as provided in part in paragraphs 2.1 through 3.3.3. of THE LICENSE.

3.2 PARACELSIAN hereby recovers from DOW all title and interest in the PROPRIETARY INFORMATION, or any products derived therefrom, which was the subject of THE LICENSE, as provided in part in paragraphs 2.1 through
     3.3.3. of THE LICENSE.

3.3 In consideration for DOW's agreement to terminate any and all license, sublicense, or option provisions concerning the PROPRIETARY INFORMATION, PARACELSIAN agrees to pay DOW 10% of all sublicensing fees generated through the sublicense of the PROPRIETARY INFORMATION provided by the Patent Applications which formed the basis of THE LICENSE, and 10% of any net sales of any products derived from the

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     PROPRIETARY INFORMATION which were the subject of THE LICENSE. The maximum total value for any and all such payments shall not exceed $250,000.

                       4. REPORTS, PAYMENTS AND ACCOUNTING

4.1 The parties hereby adopt all of the reporting and accounting terms present within THE LICENSE, except that PARACELSIAN shall report and account to DOW.

IN WITNESS WHEREOF the parties have executed this Agreement in duplicate originals by their respective duly authorized corporate officers or representatives.

PARACELSIAN INC.                          THE DOW CHEMICAL COMPANY


By:  /s/ Bernard Landes                   By:  /s/ Michael D. Parker
    ----------------------------------        ----------------------------------

Name:  Bernard Landes                     Name:  Michael D. Parker
      --------------------------------          --------------------------------

Title: President & CEO                    Title:  Executive Vice President
      --------------------------------          --------------------------------

Date:             10/15/98                Date:  NOVEMBER 2, 1998
     ---------------------------------         ---------------------------------

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                                    EXHIBIT A


                                    [Omitted]

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